Form N-SAR
Sub-Item 77E
Legal Proceedings
333-106142, 811-21371

Legal Proceedings information is incorporated herein by reference to the Notes to Financial Statements of the Janus Adviser Annual Report to Shareholders,
filed   on   Form    N-CSR    on    April    25,    2005,    accession    number
0001241554-05-000005 (File No. 333-106142).